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                        EAI SELECT MANAGERS EQUITY FUND

                                   SUPPLEMENT
                         DATED AS OF FEBRUARY 28, 1999
                                       TO
                             MAY 1, 1998 PROSPECTUS



SUBADVISERS. At a meeting of the Board of Trustees of the Fund, including the "non-interested" Trustees (as defined in the Investment Company Act of 1940, as amended) held on February 18, 1999, the Trustees agreed to terminate Equinox Capital Management, Inc. as one of the Fund's Subadvisers, effective as of the close of business on February 28, 1999.

Evaluation Associates Capital Markets, Incorporated, the Fund's Manager, intends to reallocate the Fund assets under Equinox Capital's management to Peachtree Asset Management. Peachtree Asset Management is a division of Mutual Management Corporation, an indirect subsidiary of Citigroup Inc.

As a result of this change, the Prospectus sections "Introduction - The Subadvisers," and "Management - The Subadvisers" and "Management - Compensation" are amended to delete references to Equinox Capital Management, Inc. and add Peachtree Asset Management.


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The above change is also incorporated by reference into the Fund's Statement of
                   Additional Information dated May 1, 1998.